WRITTEN CONSENT OF
                          THE BOARD OF TRUSTEES OF
                        THE DREYFUS/LAUREL FUNDS TRUST


THE UNDERSIGNED, being all the members of the Board of Directors of The Dreyfus/Laurel Funds Trust (the "Fund"), DO HEREBY GIVE CONSENT in writing an do hereby adopt the following resolution:

     RESOLVED, that the Registration Statement and any and all amendments and supplements thereto may be signed by Mark Karpe as the attorney-in-fact for the proper officers of the Fund, with full power of substitution and resubstitution; and that the appointment of such person as such attorney-in-fact, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement and any and all amendments and supplements thereto, as fully to all intents and purposes as the officer for whom he is acting as attorney-in-fact, might or could do in person.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of August 20, 1997.


     ______________________________     _____________________________
     Ruth Marie Adams                   Kenneth A. Himmel


     ______________________________     _____________________________
     Francis P. Brennan                 Arch S. Jeffery


     ______________________________     ___________________________________
     Joseph S. DiMartino                James M. Fitzgibbons


     ______________________________     ______________________________
     J. Tomlinson Fort                  Arthur L.Goeschel


     ______________________________     ______________________________
     Stephen J. Lockwood                John J. Sciullo


                                        ______________________________
                                        Roslyn M. Watson


                              POWER OF ATTORNEY



     The undersigned hereby constitute and appoint Marie E. Connolly, Mark Karpe, Elizabeth A. Keeley and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for The Dreyfus/Laurel Funds Trust including post-effective amendments and amendments thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






                    _____________________________________
                              Marie E. Connolly



Dated:     September 25, 1997

                             WRITTEN CONSENT OF
                          THE BOARD OF TRUSTEES OF
                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS


THE UNDERSIGNED, being all the members of the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Fund"), DO HEREBY GIVE CONSENT in writing and do hereby adopt the following resolution:

     RESOLVED, that the Registration Statement and any and all amendments and supplements thereto may be signed by Mark Karpe as the attorney-in-fact for the proper officers of the Fund, with full power of substitution and resubstitution; and that the appointment of such person as such attorney-in-fact, shall have full power and authority and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement and any and all amendments and supplements thereto, as fully to all intents and purposes as the officer for whom he is acting as attorney-in-fact, might or could do in person.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of September 25, 1997.

     ______________________________     _____________________________
     Ruth Marie Adams                   Kenneth A. Himmel


     ______________________________     _____________________________
     Francis P. Brennan                 Arch S. Jeffery


     ______________________________     ___________________________________
     Joseph S. DiMartino                James M. Fitzgibbons


     ______________________________     ______________________________
     J. Tomlinson Fort                  Arthur L.Goeschel


     ______________________________     ______________________________
     Stephen J. Lockwood                John J. Sciullo


                                        ______________________________
                                        Roslyn M. Watson

                              POWER OF ATTORNEY



     The undersigned hereby constitute and appoint Marie E. Connolly, Mark Karpe, Elizabeth A. Keeley and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for The Dreyfus/Laurel Tax-Free Municipal Funds (including post-effective amendments and amendments thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






                    _____________________________________
                              Marie E. Connolly



Dated:     September 25, 1997

                             WRITTEN CONSENT OF
                          THE BOARD OF DIRECTORS OF
                       THE DREYFUS/LAUREL FUNDS, INC.


THE UNDERSIGNED, being all the members of the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Fund"), DO HEREBY GIVE CONSENT in writing and do hereby adopt the following resolution:

     RESOLVED, that the Registration Statement and any and all amendments and supplements thereto may be signed by Mark Karpe as the attorney-in-fact for the proper officers of the Fund, with full power of substitution and resubstitution; and that the appointment of such person as such attorney-in-fact, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement and any and all amendments and supplements thereto, as fully to all intents and purposes as the officer for whom he is acting as attorney-in-fact, might or could do in person.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of August 20, 1997.


     ______________________________     _____________________________
     Ruth Marie Adams                   Kenneth A. Himmel


     ______________________________     _____________________________
     Francis P. Brennan                 Arch S. Jeffery


     ______________________________     ___________________________________
     Joseph S. DiMartino                James M. Fitzgibbons


     ______________________________     ______________________________
     J. Tomlinson Fort                  Arthur L.Goeschel


     ______________________________     ______________________________
     Stephen J. Lockwood                John J. Sciullo


                                        ______________________________
                                        Roslyn M. Watson

                              POWER OF ATTORNEY



     The undersigned hereby constitute and appoint Marie E. Connolly, Mark Karpe, Elizabeth A. Keeley and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for The Dreyfus/Laurel Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






                    _____________________________________
                              Marie E. Connolly



Dated:     September 25, 1997